UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100

Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

The unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2022 and management’s discussion and analysis of financial condition and results of operations of Unisys Corporation (the “Company”) are attached as Exhibit 99.1. Exhibits 99.1 is incorporated herein by reference.

The Company is furnishing the information in this Item 2.02 in order to maintain compliance with the reporting covenant under the Indenture, dated as of October 29, 2020 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee and collateral agent, governing its 6.875% senior secured notes due 2027. Under the Indenture, the Company is required to provide the trustee and bondholders quarterly reports within the time period applicable to non-accelerated filers.

As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2022, the Company was unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Quarterly Report”) within the prescribed period due to an internal investigation regarding certain disclosure controls and procedures matters, including the dissemination and communication of information within certain aspects of the organization. As such, the Company is furnishing the information in this Item 2.02 in order to provide the trustee and bondholders information required pursuant to the Indenture. Notwithstanding the foregoing, the Company does not expect the investigation to result in any changes to the financial results in the Company’s previously reported financial statements or the information attached as Exhibit 99.1 or to impact the financial results in the Company’s unaudited financial statements for the period as of and ended September 30, 2022. The Company expects to file the Quarterly Report with the SEC within the next several days.

The Audit & Finance Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Unisys Corporation has conducted an internal investigation regarding certain disclosure controls and procedures matters. Management of the Company, in consultation with the Audit Committee, has identified material weaknesses in the Company’s disclosure controls and procedures and internal control over financial reporting related to the design and maintenance of effective formal policies and procedures over information being communicated by the IT function and the legal and compliance function to those responsible for governance, including the Chief Executive Officer and Chief Financial Officer, to allow timely decisions related to both financial reporting and other non-financial reporting in the reports that the Company files or submits under the Securities Exchange Act of 1934, as amended. As a result, the Company has concluded that its disclosure controls and procedures were not effective as of December 31, 2021, March 31, 2022 and June 30, 2022 and its internal control over financial reporting was not effective as of December 31, 2021.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2022, the Company received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) indicating that, because the Company did not timely file the Quarterly Report, the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual, which requires that NYSE-listed companies timely file all periodic reports with the SEC.

The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months, until May 14, 2023, to file the Quarterly Report and regain compliance with the NYSE listing standards. If the Company fails to file the Quarterly Report by the six-month deadline, the NYSE may, in its sole discretion, grant an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.

The Company expects to file the Quarterly Report with the SEC within the next several days and, in any event, before the six-month deadline stipulated by the NYSE.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

In accordance with the NYSE’s procedures, on November 21, 2022, the Company issued a press release announcing the receipt of the NYSE Notice. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Financial Information

All financial results for the period ended September 30, 2022 and related comparisons to prior periods included in this Current Report on Form 8-K have not been reviewed or audited. These financial results do not present all required information necessary to present a Form 10-Q for the period ended September 30, 2022. Notwithstanding the foregoing, the Company does not expect these findings to result in any changes to the financial results in the Company’s previously reported financial statements or to impact the financial results in the Company’s unaudited financial statements for the period as of and ended September 30, 2022.

Forward Looking Statements

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” “intend,” “expect” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the impact of the Audit & Finance Committee’s investigation; the impact of management’s conclusion, in consultation with the Audit & Finance Committee, that material weaknesses existed in the Company’s disclosure controls and procedures and internal control over financial reporting; the evaluation and implementation of remediation efforts designed and implemented to enhance the Company’s control environment; the potential identification of one or more additional material weaknesses in the Company’s internal control over financial reporting of which the Company is not currently aware or that have not been detected; and those described more fully in the Company’s periodic filings with the SEC. Forward-looking statements contained in this report are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description

99.1	Supplemental Disclosure as of and for the Period Ended September 30, 2022

99.2	News Release, dated November 21, 2022

104	Cover page Interactive Data File (embedded within the Inline Extensible Business Reporting Language document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNISYS CORPORATION

Date: November 21, 2022	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer